                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT: APRIL 29, 2003

                                    TOO, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

   Delaware                                1-14987                  31-1333930
(STATE OR OTHER                     (COMMISSION FILE NO.)         (IRS EMPLOYER
JURISDICTION OF                                                   IDENTIFICATION
INCORPORATION OR                                                     NUMBER)
 ORGANIZATION)

                               8323 Walton Parkway
                             New Albany, Ohio 43054
                                 (614) 775-3500
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)


                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


ITEM 5. OTHER EVENTS.

      On April 29, 2003, Too, Inc. ("Too") and Too's U.S. subsidiaries (the "Too
U.S. Subsidiaries") entered into a credit agreement (the "Credit Agreement") among Too, as Borrower, the Too U.S. Subsidiaries, as Guarantors, the Lenders party thereto, and National City Bank, as Administrative Agent (as such undefined terms are defined in the Credit Agreement). The Credit Agreement provides for a three-year $100,000,000 unsecured revolving credit facility. A copy of the Credit Agreement is filed with this Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

      (c) Exhibits.

            10.1  Credit Agreement, dated April 29, 2003, among Too, Inc., as
                  Borrower, the U.S. subsidiaries of Too, Inc., as Guarantors, the Lenders party thereto, and National City Bank, as Administrative Agent.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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
                                       TOO, INC.

Date: May 7, 2003                      By: /s/ Kent A. Kleeberger
                                           -------------------------------------
                                           Kent A. Kleeberger
                                           Executive Vice President, Chief
                                           Operating Officer, Chief Financial
                                           Officer, Secretary and Treasurer

                                  EXHIBIT INDEX

Exhibit No.                               Description
-----------                               -----------
   10.1    *    Credit Agreement, dated April 29, 2003, among Too, Inc., as
                Borrower, the U.S. subsidiaries of Too, Inc., as Guarantors, the
                Lenders party thereto, and National City Bank, as Administrative
                Agent.

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* Filed with this report.